UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 20, 2007

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

6001 36th Avenue West
Everett, Washington
www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2007, Stephen E. Frank informed us that he will not stand for re-election to our Board of Directors.  The Board decided to reduce the number of directors from ten to nine effective on the expiration of Mr. Frank’s term of office.

On March 22, 2007, we announced that our Chairman and Chief Executive Officer Larry D. Brady will retire as our Chief Executive Officer following the Board’s identification of his successor.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits

Exhibit
Number	Description
99.1	Press release issued by Intermec, Inc. dated March 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: March 22, 2007	By:	/s/ Janis L. Harwell
Janis L. Harwell
Senior Vice President, General Counsel and Corporate Secretary